UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2011

EcoReady Corporation
(Exact name of registrant as specified in charter)

Florida	000-52910	65-0736042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

555 Winderley Place, Suite 300
Orlando, FL 32751
(Address of principal executive offices)

(407) 571-6846
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

On November 11, 2011, EcoReady Corporation (the “Company”) formally informed Moss, Krusick & Associates, LLC of Winter Park, Florida (“Moss”), of their dismissal as the Company’s independent registered public accounting firm.  The report of Moss on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2009, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.  The Company’s sole director approved the decision to change independent registered public accounting firms.  During the fiscal year ended December 31, 2009, and through November 11, 2011, there have been no (i) disagreements with Moss on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Moss’s satisfaction, would have caused Moss to make reference to the subject matter of the disagreement(s) in connection with its reports or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.  The Company has requested that Moss furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter provided by Moss is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On November 11, 2011, the Company engaged Li & Company, PC, Skillman, New Jersey (“Li”), as its new independent registered public accounting firm.  Li was formerly engaged as the Company’s independent registered public accounting firm from the period from November 10, 2009 through July 15, 2010 (the “Prior Engagement”).  During the Prior Engagement, Li performed an audit related to the Company’s financial statements for the years ended December 31, 2009 and 2008, respectively (the “Report”).  The Report contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

In addition, subsequent to the Prior Engagement, the Company has not consulted Li regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Financial Statements and Exhibits.

16.1	Letter from Moss, Krusick & Associates, LLC, dated November 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOREADY CORPORATION

Date: November 17, 2011	By:	/s/ Boris Rubizhevsky
Name: Boris Rubizhevsky
Title: Chief Executive Officer